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                                                                   EXHIBIT 99(2)

                   CERTIFICATION OF PERIODIC FINANCIAL REPORT
                   ------------------------------------------
                             PURSUANT TO SECTION 906
                                     OF THE
                           SARBANES-OXLEY ACT OF 2002,
                             18 U.S.C. SECTION 1350

         I, Vincent McDonnell, Chief Financial Officer of CanArgo Energy Corporation, hereby certify that the Annual Report on Form 10-K/A (Amendment No.
1) for the Year ended December 31, 2001 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of CanArgo Energy Corporation.



Date: December 17, 2002                           /s/ Vincent McDonnell
                                                  -----------------------------
                                                  Vincent McDonnell
                                                  Chief Financial Officer